Exhibit 99.1

Trump Media Announces Share Repurchase Authorization

Board of Directors Approves up to $400 million Stock Buyback

SARASOTA, Fla., June 23, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“Trump Media” or the “Company”), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, announced today that its Board of Directors has authorized the repurchase of up to $400 million of the Company’s common stock.

The repurchases, comprising either stocks or warrants, would be conducted through open market transactions, with repurchased shares to be retired by the Company. The timing and amount of the repurchases would be at Trump Media’s discretion, in compliance with relevant Securities and Exchange Commission rules and regulations.

Trump Media’s CEO and Chairman Devin Nunes said, “The Board took a vote of confidence in our Company, our stock, and our strategic plans. Since Trump Media now has approximately $3 billion on its balance sheet, we have the flexibility to take actions like this which support strong shareholder returns, as we continue exploring further strategic opportunities.”

The Share Repurchase Authorization would be funded separately from, and would not alter, Trump Media’s previously announced Bitcoin treasury strategy, which featured a private placement offering of approximately $2.3 billion in the aggregate.

Additionally, the Company may, at any time and from time to time, seek to repurchase its outstanding convertible notes in open-market or privately-negotiated transactions.  The Company will retain broad discretion over the terms, prices, and factors applicable to such repurchases, if any.

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media. We have based these forward-looking statements on our current expectations and projections about future events, including expected potential merger & acquisition activity, the rollout of products and features, the timing and price of any share or convertible note repurchases, our Bitcoin treasury strategy, the future plans, timing and potential success of the streaming services and the launch and success of our financial services and FinTech platform. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

About Trump Media

The mission of Trump Media is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com